Debt	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
Debt	Debt
The table below sets our external debt agreements as at June 30, 2024 and December 31, 2023:

(In $ millions)	As of June 30, 2024	As of December 31, 2023
Secured debt:
$575 million secured bond in issue	575	575
Total secured debt	575	575
Unsecured bond:
Unsecured senior convertible bond	50	50
Total unsecured bond	50	50
Total principal debt	625	625
Debt premium:
Premium on bond issuance	1	1
Total debt premium	1	1
Less: bond issuance costs	(17)	(18)
Total debt	609	608
$575 million secured bond in issue
In July 2023, Seadrill issued $500 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the
“Initial Notes”) in an offering conducted pursuant to Rule 144A and Regulation S under the Securities Act. Subsequently, in August 2023, Seadrill issued an additional $75 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the “Incremental Notes”), maturing on August 1, 2030, together (the "Notes"). The Incremental Notes were issued at 110.75% of par.
The net proceeds from the issuance of the Notes were used to: (i) prepay in full the outstanding amounts under our then existing secured debt facilities and (ii) pay fees associated with exiting such secured debt facilities. A total of $187 million was paid to satisfy the first lien facility, including principal, interest, and exit fees, along with an additional make-whole payment of $10 million. The second lien facility was completely repaid with a total payment of $123 million, which covered principal, interest, and exit fees.
Revolving credit facility
On July 27, 2023, Seadrill Limited, along with its subsidiary, Seadrill Finance Limited (“Seadrill Finance”), established a Senior Secured Revolving Credit Facility (the "Revolving Credit Facility"). The commitments under the Revolving Credit Facility, which carries a five-year term, became available for drawdown on July 27, 2023. The Revolving Credit Facility permits borrowings of up to $225 million in revolving credit for working capital and other corporate purposes and includes an ‘“accordion feature” allowing Seadrill to increase this limit by up to an additional $100 million, subject to agreement from the lenders. It also includes a provision for issuing letters of credit up to $50 million. The Revolving Credit Facility incurs interest at a rate equal to a specified margin plus the secured overnight financial rate. This facility has not been drawn to date. In addition, Seadrill is required to pay a quarterly commitment fee on any unused portion of the revolving credit.
Unsecured senior convertible bond
The $50 million unsecured senior convertible bond, issued on emergence from Chapter 11, has a maturity of August 2028 and bears interest, payable quarterly in cash, at the Term SOFR (as defined in the Note Purchase Agreement dated as of February 22, 2022, as amended (the "Note Purchase Agreement")), plus 6% on the aggregate principal amount of $50 million. The bond is convertible (in full and not in part) into Shares at a conversion rate of 52.6316 Shares per $1,000 principal amount of the bond, subject to certain adjustments set forth in the Note Purchase Agreement relating to the convertible bond. If not converted, a bullet repayment will become due on the maturity date.